UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Texas South Energy, Inc.

(Name of Registrant as Specified In Its Charter)

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TEXAS SOUTH ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 6, 2018

To the shareholders of Texas South Energy, Inc.:

You are hereby notified that an Annual Meeting of the shareholders of Texas South Energy, Inc., a Nevada corporation (the “Company”), will be held at the Houstonian Hotel, 111 N. Post Oak Ln., Houston, TX 77024, on September 6, 2018, at 2:00 p.m. Central Time, to act on the following matters:

(1)	To elect two directors to the Company’s Board of Directors;

(2)	To consider and adopt the Company’s 2018 Omnibus Incentive Plan, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants;

(3)	To consider the ratification of the appointment of LBB & Associates, Ltd., LLP as the Company’s independent registered public accounting firm for 2018;

(4)	To consider and adopt an amended and restated articles of incorporation, which shall incorporate the previously filed May 2018 amendment as well as the proposed amendment to the Company’s current articles of incorporation to be voted on by the stockholders at this Annual Meeting (Proposal 5);

(5)	To consider and adopt an amendment to our articles of incorporation to eliminate the applicability of Nevada Revised Statutes provisions 78.411 to 78.444, inclusive, Combinations with Interested Stockholders; and

(6)	To consider and adopt an amendment to our articles of incorporation to increase the number of authorized shares of common stock of the Company from 1,350,000,000 to 1,500,000,000.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders who own shares of our common stock, at the close of business on July 27, 2018, are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to submit your Proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the Annual Meeting. Submission of a Proxy does not disqualify a shareholder from attending the Annual Meeting and voting in person.

By Order of the Board of Directors,

/s/ Michael J. Mayell

Michael J. Mayell

Chief Executive Officer

Dated: August 15, 2018

Important Notice Regarding the Availability of Proxy Materials

For the Annual Meeting of Shareholders to be Held on September 6, 2018

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO ISLAND STOCK TRANSFER, ATTENTION ANNA KOTLOVA, VIA EMAIL TO AKOTLOVA@ISLANDSTOCKTRANSFER.COM, FACSIMILE TO (727) 289-0069 OR MAIL TO 15500 ROOSEVELT BLVD., STE 301, CLEARWATER, FL 33760 OR ONLINE AT WWW.PROXYANDPRINTING.COM.

TEXAS SOUTH ENERGY, INC.

4550 Post Oak Place Dr., Suite 300

Houston, Texas 77027

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 6, 2018

The Board of Directors (the “Board” or “Board of Directors”) of Texas South Energy, Inc. (“we,” “us,” “our” or the “Company”) is soliciting proxies in the form enclosed with this proxy statement for use at the Annual Meeting (the “Meeting”) of shareholders of the Company to be held on September 6, 2018 at 2:00 P.M. central time at the Houstonian Hotel, 111 N. Post Oak Ln., Houston, TX 77024 and at any adjournment or postponement thereof. The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of our common stock, par value $0.001 (the “Common Stock”), in their names and the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

Only shareholders of record at the close of business on July 27, 2018 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 923,630,943 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the stockholder’s directions and, unless contrary directions are given, will be voted for the proposals (the “Proposals”) described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding Common Stock for beneficial owners in “street name” must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on “routine” matters. Absent specific instructions from the beneficial owners in the case of “non-routine” matters, the brokers may not vote the shares. “Broker non-votes” result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

The Board has adopted and approved each of the Proposals set forth herein as being in the best interest of the Company and recommends that the Company’s shareholders vote “FOR” each of the Proposals. This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the shareholders on or about August 15, 2018.

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QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials from us because you were a shareholder of record of Texas South Energy, Inc. at the close of business on the Record Date (July 27, 2018). As a shareholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is being voted on at the Meeting?

The Board is asking shareholders to consider six items at this Meeting of shareholders:

1.	To elect two directors to the Company’s Board of Directors;

2.	To adopt the Company’s 2018 Omnibus Incentive Plan, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants;

3.	Ratification of the appointment of LBB & Associates, Ltd., LLP as the Company’s independent registered public accounting firm for 2018;

4.	To adopt an amended and restated articles of incorporation, which shall incorporate the amendment to the Company’s current articles of incorporation to be voted upon by the stockholders at the Annual Meeting (Proposal 5);

5.	To amend the Company’s articles of incorporation to eliminate the applicability of Nevada Revised Statutes (“NRS”) provisions 78.411 to 78.444, inclusive, Combinations with Interested Stockholders; and

6.	To consider and adopt an amendment to our articles of incorporation to increase the number of authorized shares of Common Stock of the Company from 1,350,000,000 to 1,500,000,000.

Who can vote at the Meeting?

The Board has set July 27, 2018 as the Record Date for the Meeting. Only persons holding shares of our Common Stock of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share of our Common Stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On the Record Date, there were 923,630,943 shares of our Common Stock outstanding held by a total of approximately 168 shareholders of record.

What constitutes a quorum for the Meeting?

To constitute a quorum for the Meeting, we need a majority of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, holders of shares of Common Stock abstaining as to any Proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares of Common Stock on one or more matters) on any Proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting.

How do I vote?

Registered Stockholders have three voting options: (1) voting at the Meeting; (2) completing and sending in the enclosed proxy card; or (3) casting a vote on the Internet for such shares.

How do I cast my vote on the internet?

Go online to www.proxyandprinting.com and click on “Vote Your Proxy” which can be found on the proxy card included with this Proxy.

If you vote by Internet, please do not send your proxy card.

Should you have any questions, or need additional assistance with electronic voting, contact Island Stock Transfer at akotlova@islandstocktransfer.com or call (727) 289-0010, ext. 239 (9:00-4:30 EST).

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To whom and how do I send the enclosed proxy card?

There are several ways to submit your proxy card, including by:

●	by signing and e-mailing your proxy card to the Company’s transfer agent akotlova@islandstocktransfer.com, attention Anna Kotlova;

●	by signing and faxing your proxy card to the Company’s transfer agent at (727) 289-0069, Attn Anna Kotlova; or

●	by signing your proxy card and mailing it to the Company’s transfer agent at Island Stock Transfer, Attn: Anna Kotlova,15500 Roosevelt Blvd., Ste 301, Clearwater, FL 33760.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

How many votes do I have?

Each record holder of Common Stock is entitled to one vote per share of Common Stock.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the stockholder’s name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

The proposal to approve the amended and restated articles of incorporation (Proposal 4), to eliminate the applicability of NRS provisions 78.411 to 78.444, inclusive, Combinations with Interested Stockholders (Proposal 5), and to increase the number of authorized shares of Common Stock (Proposal 6) must receive the affirmative vote of a majority of all of the shares of our Common Stock issued and outstanding and entitled to vote for those proposals to be approved. This means that an abstention or a failure to submit a proxy or vote in person at the Meeting will have the same effect as a vote “Against” Proposal 4, 5 and Proposal 6.

The Proposal to elect two directors (Proposal 1) requires a plurality of the votes cast at the Meeting, and the Proposals to adopt the Company’s 2018 Omnibus Incentive Plan (Proposal 2) and to ratify the Company’s auditors (Proposal 3) each requires the affirmative vote of a majority of the votes cast at the Meeting.

No shareholder will have appraisal or dissenters rights with respect to any of the Proposals. Each of these Proposals is subject to a separate consent, and approval of each Proposal is not dependent on approval of any other proposal.

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as ratification of the appointment of independent accountants), but not on non-routine matters (such as shareholder proposals). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but not non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are broker non-votes counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal. As described above, a broker non-vote will have the same effect as a vote “Against” Proposal 4, 5 and Proposal 6.

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How are abstentions counted?

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. As described above, an abstention will have the same effect as a vote “Against” Proposal 4, 5 and Proposal 6.

How does the Board recommend that I vote?

Our Board unanimously recommends that our shareholders vote “FOR” each of the six (6) Proposals to be presented at the meeting.

Other Matters

If you hold your shares of Common Stock in street name, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of Common Stock may not be voted on those matters and will not be counted in determining the number of shares of Common Stock necessary for approval. Shares of Common Stock represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

The Company’s transfer agent is Island Stock Transfer. Votes cast by proxy will be counted by Island Stock Transfer. Votes cast by persons attending the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting. The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

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PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

Our Board currently consists of two directors. Vacancies on the Board may be filled by a vote of a majority of the remaining directors, although less than a quorum is present. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Director Nominees for Election

The Board has recommended for election Michael J. Mayell and John B. Connally III (each, a “Nominee”).

If elected at the Annual Meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal. It is the intention of the person named in the accompanying form of proxy to nominate as directors and to vote such proxy for the election of Messrs. Mayell and Connally. We are not aware of any reason why any Nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may nominate as a substitute.

Director Qualifications and Biographical Information

The Board seeks directors with established strong professional reputations and experience in businesses and other organizations of comparable size to our Company and in areas relevant to the strategy and operations of our Company’s business. The Nominees are our current Directors and include individuals who hold or have held senior executive positions in organizations operating in industries and markets that our Company serves and who have experience serving on boards of directors of other companies. In these positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and oversight, leadership development and corporate governance practices and trends.

The Board believes that each of the Nominees has other key attributes that are important to an effective board: personal and professional integrity, exceptional ability and judgment, candor, analytical skills, the willingness to engage management and each other in a constructive and collaborative fashion, and the ability and commitment to devote significant time and energy to service on the Board of Directors. The Board takes into account diversity considerations in determining the Company’s slate and planning for director succession and believes that, as a group, the Nominees bring a diverse range of perspectives to the deliberations of the Board of Directors. Neither nominee is independent of the Company and management. We believe the atmosphere of our Board of Directors is collegial and that all directors are engaged in their responsibilities.

Our current directors, the Nominees, their ages, positions with the Company, the dates of their initial election or appointment as director are as follows:

Name	Age	Title	Date of Election/Appointment
Michael J. Mayell	71	Chief Executive Officer, Chief Financial Officer and Director	January 2017
John B. Connally, III	72	Chairman of the Board	January 2017

In addition to the above, the Board considered the specific experience described in the biographical details of the nominees that follow in determining to nominate these individuals for election as directors.

Mr. Mayell has served as our chief executive officer, chief financial officer and director since January 2017 and he has over 45 years of experience in the oil and gas business. Mr. Mayell founded Sydson Energy, Inc. in 1982 and has served as an officer and director of Sydson since 1982. In 1985, Mr. Mayell co-founded the Meridian Resource Corporation (NYSE) and served as the president and chief operating officer of Meridian for over 20 years. Mr. Mayell began his career with Shell Oil Company in New Orleans, La. in the drilling and production engineering groups responsible for drilling and producing fields both onshore and offshore South Louisiana. Mr. Mayell received his Bachelor of Science degree in mechanical engineering from Clarkston University. The Company has concluded that the specific experiences, qualifications and skills described above, including, without limitation, the significant background in managing oil and gas exploration companies, constitute the skill set necessary to serve as the Company’s chief executive officer, chief financial officer and Director.

Mr. Connally has served as chairman of the board since January 2017. Mr. Connally presently serves as chairman of the Texas Lt. Governor’s Energy Advisory Board. Mr. Connally was a founding shareholder of Texas South and GulfSlope Energy, Inc., and a founding director of Nuevo Energy, Inc., Endeavor International Corp, Pure Energy Group (where he also served as chief executive officer), and Pure Gas Partners. Mr. Connally was a law partner with Baker Botts, and received both his Bachelor of Arts and JD from the University of Texas. Mr. Connally has been involved in private business endeavors for over the last five years. The Company has concluded that the specific experiences, qualifications and skills described above, including, without limitation, the significant background as a lawyer engaged in corporation finance and oil and gas matters, constitute the skill set necessary to serve as a Company Director.

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MORE INFORMATION ABOUT OUR DIRECTORS

Director Compensation

During 2017 and 2016, the directors of the Company were not compensated for their services as directors. The Company has no formal arrangement pursuant to which directors may be compensated for their services in their capacity as directors.

Leadership Structure of the Board of Directors

Our Chairman of the Board is not an executive of the Company. We believe that this arrangement provides appropriate managerial oversight. Neither of our directors are independent and, accordingly, we do not have a lead independent director.

See “CORPORATE GOVERNANCE” in this proxy statement for additional information on our Board of Directors.

Vote Required for the Election of Directors

Directors must be elected by a plurality of votes cast at the meeting. This means the Nominees receiving the highest number of votes cast shall be elected as Directors. If you do not vote for a Nominee, or you indicate “withholding authority,” your vote will not count either for or against the Nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF

EACH OF MICHAEL J. MAYELL AND JOHN B. CONNALLY, III.

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PROPOSAL 2

ADOPTION OF 2018 OMNIBUS INCENTIVE PLAN

Background Information

The Board adopted the 2018 Omnibus Incentive Plan in July 2018. The purpose of the 2018 Omnibus Incentive Plan is intended to advance the best interests of the Company, its affiliates and shareholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the 2018 Omnibus Incentive Plan which is qualified in its entirety by the 2018 Omnibus Incentive Plan attached hereto as Appendix A.

General Administration of the 2018 Omnibus Incentive Plan

The 2018 Omnibus Incentive Plan will be administered by our compensation committee, or in the event no compensation committee has been formed, then it shall mean the entire Board (throughout this summary, the term “Committee” will be used and refer to either a compensation committee, if applicable, or the Board). The Committee will be authorized to grant to key employees, directors and consultants of the Company awards in the form of stock options, stock appreciation rights, restricted stock and units, performance stock and units, cash-based awards and other stock-based awards and shares of Common Stock.

The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.

Shares Subject to the 2018 Omnibus Incentive Plan

Subject to adjustment as described below, a maximum of 100,000,000 shares of Common Stock may be issued under the 2018 Omnibus Incentive Plan. If an award terminates or expires without shares of Common Stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting our Common Stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of Common Stock available for issuance under the 2018 Omnibus Incentive Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the 2018 Omnibus Incentive Plan. The maximum number of shares that may be covered by options or stock appreciation rights (“SARs”) (other than a substitution award) issued to an eligible person in any calendar year may not exceed 10,000,000 shares.

Types of Awards Under the 2018 Omnibus Incentive Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s Common Stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the 2018 Omnibus Incentive Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Common Stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted. In the case of any 10% shareholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Common Stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant. In the case of a 10% stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Option, of Common Stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. Unless expressly provided for in the option grant, an option shall terminate upon the earlier of the expiration date or three months after severance of employment, other than for death or severance for disability. Upon death or severance for disability the option shall terminate on the earlier of the expiration date or on year after the death or disability.

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Stock Appreciation Rights

The 2018 Omnibus Incentive Plan also authorizes the Committee to grant SARs. Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Common Stock on the date of exercise. At the Committee’s discretion, payment of such amount may be made in cash, shares of Common Stock or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years.

Common Stock

Under the 2018 Omnibus Incentive Plan, the Committee may award restricted or unrestricted shares of the Common Stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions or vesting on such shares, the duration of such restrictions or vesting, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of shares of Common Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated eligible persons for services rendered to the Company. The designation of a stock award shall be made by the Committee in writing at any time after such eligible person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an award if in its discretion unforeseen events make such adjustment appropriate. The Company may award shares, without any cash payment for such shares without restrictions, to eligible persons for services rendered to the Company.

Performance Shares

The 2018 Omnibus Incentive Plan permits the Committee to grant awards of performance shares to eligible persons from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period. No individual may receive performance stock awards in any calendar year covering more than 10,000,000 shares of Common Stock.

Change in Control

In order to preserve the rights of participants in the event of a “change in control” (as defined in the 2018 Omnibus Incentive Plan), an unexercised option may be accelerated, at the discretion of the Board, so that they shall immediately prior to the specified effective date for the “change in control” become 100% vested and exercisable. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person may have his restricted stock and shares earned under a performance stock award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation. The Committee will make similar adjustments, as appropriate, in outstanding SAR’s.

Amendment and Termination of the 2018 Omnibus Incentive Plan

The Board may at any time terminate, and from time to time may amend or modify the 2018 Omnibus Incentive Plan provided, however, that no amendment or modification may become effective without approval of the shareholders of the Company (i) if shareholder approval is required to enable the 2018 Omnibus Incentive Plan to satisfy any applicable statutory or regulatory requirements, (ii) to reduce the exercise price or grant price, (iii) to cancel an outstanding option or SAR in exchange or other option or SAR’s with a lower option or grant price, or (iv) to cancel an outstanding option with an option price that is lesser than the fair market value of such option on the date of cancellation or cancel an outstanding SAR with a grant price that is less than the fair market value on the date of cancellation in exchange for cash or another award.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the 2018 Omnibus Incentive Plan.

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Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Annual tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares. As a result of Section 409A of the Code, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meets another exception permitted by Section 409A to avoid early income recognition in the year of vesting.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

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SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

New 2018 Omnibus Incentive Plan Benefits

Future grants and awards under the 2018 Omnibus Incentive Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

No grants and awards under the 2018 Omnibus Incentive Plan were made to Company executive officers, directors, consultants and other employees as of the date of this Proxy Statement. Such grants and awards will be made at the discretion of the Board.

Adoption of the 2018 Omnibus Incentive Plan

The affirmative vote of holders of a majority of shares entitled to vote and present at the meeting, in person or by proxy, is required for the approval of the 2018 Omnibus Incentive Plan.

THE BOARD BELIEVES THAT THE 2018 OMINIBUS INCENTIVE PLAN

IS IN THE BEST INTEREST OF THE COMPANY

AND

RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2018 OMNIBUS INCENTIVE PLAN.

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PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected LBB & Associates, Ltd., LLP to serve as the Company’s independent registered public accounting firm for 2018, subject to ratification by our shareholders. Although not required to do so, the Board is submitting the selection of LBB & Associates, Ltd., LLP for ratification by the Company’s shareholders for their views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. LBB & Associates, Ltd., LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. A representative of LBB & Associates, Ltd., LLP is not expected to attend the Annual Meeting and is not expected to make a statement, but will be available telephonically to respond to appropriate questions.

In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

Vote Required

The affirmative vote of holders of a majority of shares entitled to vote and present at the meeting, in person or by proxy, is required for the ratification of LBB & Associates, Ltd., LLP as our independent registered public accounting firm.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION

OF LBB & ASSOCIATES, LTD., LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2018.

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PROPOSAL 4

ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our current articles of incorporation were amended and restated and filed with the Nevada Secretary of State on November 21, 2013 and a shareholder-approved amendment that increased the number of authorized shares of our Common Stock from 950,000,000 shares to 1,350,000,000 shares of Common Stock was filed with the Nevada Secretary of State on May 17, 2018. If one or more of the Proposals amending the current articles of incorporation (Proposals 5 or 6) is approved, the Company would like to file one document that will incorporate the May 2018 amendment plus the amendments set forth in Proposals 5 and/or 6. In connection therewith, the Board of Directors believes it is in the best interest of the stockholders to adopt an amended and restated articles of incorporation (“Amended and Restated Charter”). The Amended and Restated Charter will not incorporate any substantive changes that are not independently approved by the shareholders.

The Amended and Restated Charter will incorporate Proposals 5 and 6 only if each of these amendments to the Company’s current articles of incorporation is approved by the shareholders at the Meeting. The two amendments to the articles of incorporation that the shareholders will be asked to approve at the Meeting are the (i) elimination of the applicability of NRS provisions 78.411 to 78.444, inclusive, Combinations with Interested Stockholders (Proposal 5) and (ii) increase in the authorized shares of Common Stock of the Company to 1,500,000,000 (Proposal 6). The Board has directed that the Amended and Restated Charter be submitted to the stockholders at the Meeting, with the recommendation that the stockholders adopt the same.

The text of the proposed Amended and Restated Charter, attached to this Proxy Statement as Appendix B, incorporates the amendment contemplated by each of Proposals 5 and 6. If Proposals 5 and 6 are not approved, Appendix B-3 sets forth the current articles of incorporation, as amended in May 2018, that would be included in the Amended and Restated Charter. If one of Proposal 5 or 6 is approved (but not both), then such shareholder-approved amendment will be included in the Amended & Restated Charter.

The description of the amendment and the summary of the Amended and Restated Charter should be read in conjunction with, and is qualified in its entirety by reference to, the text of the proposed Amended and Restated Charter attached to this Proxy Statement as Appendix B. The Amended and Restated Charter will not incorporate any other material changes.

What happens if Proposal 4 (approving the amended and restated articles of incorporation) is approved but one or more of Proposals 5 or 6 to amend the articles of incorporation are not approved?

The Amended and Restated Charter will only incorporate the proposed amendments set forth in Proposals 5 and 6 if approved by the shareholders at the Meeting. As way of example, if Proposals 4 and 5 are approved, but Proposal 6 is not approved, the Amended and Restated Charter will include the amendment to the articles of incorporation contemplated by Proposal 5, but will not incorporate Proposal 6. The text of the amended and restated charter to be filed with the Nevada Secretary of State will be in the forms as set forth in Appendix B-3 in the event that Proposal 4 is approved but Proposal 5 and 6 are not approved.

What happens if Proposal 4 is not approved, but one or more of the Proposals (5 or 6) to amend the articles of incorporation are approved?

If Proposal 4 is not approved, but one or more of Proposals 5 or 6 to amend the articles of incorporation are approved, then the Company will file an amendment to the current articles of incorporation reflecting the approved amendment. The text of one or more of the amendments to be filed with the Nevada Secretary of State is in the form as set forth in Appendix B-1 and Appendix B-2, respectively, in the event that Proposal 5 and/or 6 is approved but Proposal 4 is not approved.

If approved by the stockholders, the Amended and Restated Charter, in the form approved by the stockholders, will become effective upon filing with the Nevada Secretary of State as required by the NRS. It is anticipated that this will occur promptly following the date of the Meeting.

Reasons for Adopting the Amended and Restated Charter

The principal reason for adopting the Amended and Rested Charter is to incorporate the May 2018 amendment and the proposed amendments (if approved) into one document and to make other incidental non-material changes. The Amended and Restated Charter will not incorporate any substantive changes that are not independently approved by the shareholders.

Vote Required

Approval of the proposal to adopt the Amended and Restated Charter requires the affirmative votes of holders of a majority of all of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT THE AMENDED AND RESTATED CHARTER.

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INTRODUCTORY NOTE FOR PROPOSALS 5 AND 6

Although Proposal 5 and 6 are submitted as part of the Amended and Restated Charter (Proposal 4), we are submitting these amendments to the stockholders as separate proposals so that our stockholders are able to express their views on each amendment separately.   Each of Proposals 5 and 6 is not conditioned on the approval of any other proposal.

PROPOSAL 5

APPROVAL OF ELIMINATION OF THE APPLICABILITY OF NRS PROVISIONS 78.411 TO 78.444, INCLUSIVE, COMBINATIONS WITH INTERESTED PARTIES

The Board of Directors has unanimously approved, and requested that the shareholders approve, an amendment to our current articles of incorporation that eliminates the applicability of NRS provisions 78.411 to 78.444, inclusive, Combinations with Interested Parties (“referred to herein as the “Business Combination Statue”). The text of the language of this amendment is set forth in Appendix B-1 and will be included in the Amended and Restated Charter to be filed with the Nevada Secretary of State if Proposal 4 and 5 are each approved. If Proposal 4 is not approved by the shareholders but Proposal 5 is approved by the shareholders, the amendment to be filed with the Nevada Secretary of State will be in the form set forth in Appendix B-1.

The Business Combination Statute prohibits a Nevada corporation with at least 200 stockholders of record (we have 168 stockholders of record as of the Record Date) from engaging in various “combination” transactions with any “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination (or the transaction by which such person becomes an “interested stockholder”) in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Furthermore, in the absence of prior approval, certain restrictions may apply even after such two-year period. An amendment to the NRS, effective October 1, 2015, however, provides that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years from the date the person first became an interested stockholder. NRS Section 78.439 has also been amended, effective October 1, 2015, to eliminate the prohibition on stockholder approval by written consent with respect to combinations undertaken after the two-year period prescribed under the statutes.  For purposes of these statutes, an “interested stockholder” is any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then-outstanding shares of the corporation.

A “combination” is defined to include (i) mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation and (ii) the issuance or transfer, in one transaction or a series of transactions, of any shares that have an aggregate market value equal to 5 percent or more of the aggregate market value of all the outstanding voting shares to the interested stockholder or any affiliate or associate of the interested stockholder except under the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all stockholders. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.”

The Business Combination Statute could prohibit or complicate the Company’s ability to raise financing from an “interested stockholder.” Moreover, the Business Combination Statute could prohibit or delay change in control transactions and, accordingly, may discourage attempts to acquire our Company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price. Therefore, the application of the Business Combination Statute could limit the ability of our stockholders to approve a transaction that they may deem to be in their interests. Our Board of Directors has determined that the Business Combination Statute places unnecessary burdens on the Company in connection with the completion of beneficial business transactions and financings with interested stockholders, and has thus decided to request shareholder approval to amend our current articles of incorporation to specifically forego the provisions of the Business Combination Statute.

Purposes and Effect of Such Elimination

The Business Combination Statute was adopted by Nevada with a view to protecting Nevada corporations and their stockholders against coercive and manipulative practices arising in connection with unsolicited tender offers and other control transactions. By potentially delaying or making more difficult a change of control transaction or other combination with an interested stockholder, the Business Combination Statute was intended to encourage potential interested stockholders to negotiate with a corporation’s board of directors before attempting a takeover. The intent of Nevada law is to make it easier for a corporation’s board of directors to obtain a “better deal” in case of an unsolicited acquisition attempt.

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The Company has not faced the dangers that the Business Combination Statute sought to guard against, nor is it currently subject to the provisions of the Business Combination Statute. The Company has, however, regularly needed to raise capital to finance its growth plans and will be required to raise additional funds in the future. In addition, management believes that being subject to the Business Combination Statute, and specifically its restriction on “combinations” involving acquisition of a “controlling interest” involving a “transfer of shares with an aggregate market value equal to 5% or more to an interested stockholder or an affiliate thereof” could prevent the Company from concluding future financing arrangements that would provide needed capital to execute its business strategy.

Accordingly, the Board has concluded that the elimination of applicability of the Business Combination Statute is advisable so as to better position the Company to obtain needed future financing, and that the loss of the takeover protections that would result is justified by the need to maintain the Company’s financial viability.

No Dissenters’ Rights

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the approval of the proposed Amended and Restated Charter provision that eliminates the applicability of the Business Combination Statute.

Vote Required

The approval of the amendment to the current articles of incorporation to eliminate the applicability of NRS provisions 78.411 to 78.444, inclusive, Combinations with Interested Parties, requires the affirmative votes of holders of a majority of all of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”

THE PROPOSAL TO APPROVE ELIMINATION OF THE APPLICABILITY OF NRS PROVISIONS 78.411 TO 78.444, INCLUSIVE, COMBINATIONS WITH INTERESTED PARTIES.

14

PROPOSAL 6

AMENDMENT TO INCREASE THE AUTHORIZED COMMON STOCK

General

The Board has unanimously approved and requested that the shareholders approve an amendment to the Company’s articles of incorporation to increase the number of shares of Common Stock authorized for issuance from 1,350,000,000 to 1,500,000,000.  At the Meeting, the shareholders will be asked to consider and vote upon this proposed amendment.  The text of the specific amendment language is attached to this Proxy Statement as Appendix B-2 and will be included in the Amended and Restated Charter to be filed with the Nevada Secretary of State if Proposal 4 and 6 are each approved. If the shareholders do not approve the Amended and Restated Charter (Proposal 4), but do approve this Proposal 6, the text in Appendix B-2 will be filed in an amendment to the Company’s current articles of incorporation filed with the Nevada Secretary of State.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock and will not affect the relative voting power or equity interest of any shareholder.   However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares.

Reasons for Amendment to Articles of Incorporation

Currently, the Company’s articles of incorporation authorizes the issuance of 1,400,000,000 shares of capital stock, 1,350,000,000 of which are designated as Common Stock and 50,000,000 of which are designated as preferred stock. The Company has not designated or issued any preferred stock.  As of the Record Date, there were 923,630,943 shares of Common Stock issued and outstanding and 132,725,000 shares of Common Stock underlying outstanding derivative securities.  As of the Record Date, not including the shares underlying the Company’s outstanding derivate securities, we have 426,369,057 shares of Common Stock that are authorized to be issued and are unissued.

We do not presently have any agreements, commitments or arrangements regarding the 150,000,000 shares of our Common Stock that would be newly authorized upon the increase to our authorized capital stock as contemplated in this Proposal.  The Common Stock does not have any cumulative voting, preemptive, subscription or conversion rights.

The Effects, if any, on the Increase in the Company’s authorized shares of Common Stock

The amendment will not affect the relative voting power or equity interest of any shareholder. However, additional shares of Common Stock would continue to be available for issuance from time to time in the future.  The shares issued pursuant to the increase in the authorized shares, will dilute the percentage ownership interest of existing holders of our Common Stock and the value of the shares held by such shareholders may be diluted.

The Company’s articles of incorporation presently authorizes 1,350,000,000 shares of Common Stock and 50,000,000 shares of preferred stock. The adoption of the proposal to amend the Company’s articles of incorporation would increase the authorized number of shares Common Stock from 1,350,000,000 to 1,500,000,000.  After the adoption of this amendment, 923,630,943 shares of Common Stock will be issued and outstanding (not giving effect to 132,725,000 shares of Common Stock underlying outstanding derivative securities) and no shares of preferred stock will be issued and outstanding.

For illustrative purposes only, the following table shows the effect on our authorized shares of Common Stock if the increase in authorized shares pursuant to this Proposal is effected:

	On Record Date	Assuming Approval of Amendment
Authorized Shares of Common Stock	1,350,000,000	1,500,000,000
Issued and Outstanding Shares of Common Stock*	923,630,943	923,630,943
Shares of Common Stock available for future issuance	426,369,057	576,369,057

*       This does not include 132,725,000 shares of Common Stock underlying outstanding derivative securities.

As a result of the amendment, additional shares of Common Stock would be available from time to time in the future, for any proper corporate purpose, including equity financings, stock splits, stock dividends, acquisitions, stock option plans and other employee benefit plans, and for strategic transactions. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.   Common Stock does not have any cumulative voting, preemptive, subscription or conversion rights.

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The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect.  For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction.  However, the increase in authorized capital stock has not been authorized in response to any effort of which the Company is aware to accumulate shares of our capital stock to obtain control of the Company.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

Our articles of incorporation and bylaws currently include certain other provisions that may have an anti-takeover effect, including the Board of Directors right to issue preferred stock without obtaining additional approval of our stockholders.  The Board does not currently contemplate recommending the adoption of any other amendments to our articles of incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.  Additionally, the Company has no current plans to use the newly authorized shares of Common Stock in connection with any merger, consolidation, or other business combination transaction.

Vote Required

Approval of the amendment to increase the authorized shares of Common Stock requires the affirmative votes of holders of a majority of all of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”

THE PROPOSAL TO INCREASING THE AUTHORIZED SHARES

FROM 1,350,000,000 TO 1,500,000,000 SHARES OF COMMON STOCK.

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CORPORATE GOVERNANCE

Attendance at Annual Meeting; Board Meetings

The Company has no formal policy with regard to Board members’ attendance at annual meetings of security holders and the Company did not hold an annual meeting during the year ended December 31, 2017. During the fiscal year ended December 31, 2017, the Board of Directors did not hold any meetings and acted by written consent.

Board Committees

The Company does not maintain an audit committee, compensation committee or nominating committee, and the Board performs the functions of such committees. The Board has determined that it is not necessary to have a standing nominating committee or procedures for submitting shareholder nominations. Furthermore, we have not designated any member of the Board of Directors as an audit committee financial expert because we are not required to do so at this time.

Independent Directors

We currently do not have any directors who are considered “independent” as such term is defined in the NASDAQ Global Market listing standards. We believe that retaining an independent director or directors at this time would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development. Moving forward, at such time the Board of Directors deems independent directors desirable, or that we are required to have independent directors, either as a result of our listing on NASDAQ, the NYSE or a similar market or exchange, or that we are otherwise required by applicable law to have independent director, we will promptly take steps to appoint such independent directors.

AUDIT AND COMPLIANCE COMMITTEE REPORT

For the fiscal year ended December 31, 2017, the Company did not have a separate audit committee. Instead, the entire Board performed the function of the audit committee. Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

In fulfilling its oversight responsibilities, the Board has reviewed and discussed the audited financial statements for the period ended December 31, 2017 with the Company’s management and has discussed with LBB & Associates Ltd., LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, LBB & Associates Ltd., LLP has provided the Board the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees , as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and the Board has discussed with LBB & Associates Ltd., LLP their independence.

The members of the Board are not engaged professionally in rendering, auditing or accounting services on behalf of the Company. The Company’s management is responsible for its accounting, financial management and internal controls. As such, it is not the duty or responsibility of the Board or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Based on such reviews and discussions, the Board of Directors recommended that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2017 with the SEC.

/s/ Michael J. Mayell	/s/ John B. Connally III
Michael J. Mayell	John B. Connally III

Compensation Committee Interlocks and Insider Participation

The Company does not have a compensation committee, and therefore such role is assumed by the directors of the Company. Currently, each member of our Board serves as an officer or employee of the Company. None of the Company’s executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s Board of Directors. No member of the Company’s Board of Directors is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.

17

The Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks the company faces, while the Board of Directors has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board of Directors are essential for effective risk management and oversight.

Code of Ethics

We have adopted a written code of ethics and whistleblower policy (the “Code of Ethics”) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. We believe that the Code of Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of our Code of Ethics is available on our website at www.texasouth.com.

Director Nomination Process

Director Qualifications. Our Board has not formally established any specific qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. However, we seek board members who are highly qualified individuals with diverse backgrounds, have an understanding of the Company’s business and industry on a technical level, have good judgment and skills and have depth and breadth of professional experience or other background characteristics.

Identifying Nominees. The Board will solicit ideas for possible candidates from members of the Board of Directors, executive officers and individuals personally known to members of the Board of Directors.

Stockholder Nominations. Our Board will consider director nominees recommended by stockholders.

Review of Director Nominees. In evaluating proposed director candidates, the Board may consider, in addition to any minimum qualifications and other criteria for Board of Directors’ membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of the Company’s business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a policy with regard to the consideration of diversity in identifying director nominees.

Stockholder Communications

The Board welcomes communications from our stockholders. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board, at 4550 Post Oak Place Dr., Suite 300, Houston, Texas 77027. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Secretary and submitted to the entire Board no later than the next regularly scheduled Board meeting. Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2019 annual shareholders meeting should follow the procedures specified under “SHAREHOLDER PROPOSALS FOR 2019” in this proxy statement.

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Compliance with Section 16(a) of the Exchange Act

Our Common Stock is registered under the Exchange Act and therefore our officers, directors and holders of more than 10% of our outstanding shares are subject to the provisions of Section 16(a) which requires them to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and our other equity securities. Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such forms furnished to us during the fiscal year ended December 31, 2017, the following were filed, but not timely:

Name	Form Type	Number of late reports	Number of transactions reported late
Michael J. Mayell	4	8(1)	8(1)
John B. Connally, III	4	1(2)	1(2)

(1)	All of these transactions related to working capital advances required to fund operations and documented by convertible notes that have not been repaid or converted as of the date hereof.
(2)	Consisted of bona-fide gifts.

COMPENSATION COMMITTEE REPORT

The Board of Directors has reviewed and discussed the compensation discussion and analysis required by Item 402(b) and set forth in this Proxy Statement. Based on the review and discussions, the Board has included this compensation discussion and analysis in this Proxy Statement.

/s/ Michael J. Mayell	/s/ John B. Connally III
Michael J. Mayell	John B. Connally III

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EXECUTIVE COMPENSATION

Executive Officers

Michael J. Mayell is the sole executive officer and his biography is set forth in “Proposal 1 – Election of Directors.”

Compensation to Officers of the Company

The following table contains compensation data for our named executive officers as of the years ended December 31, 2017 and 2016:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Stock Option Awards		All Other Compensation		Total

Michael J. Mayell, CEO *	2017	$420,000	$—		$—		$—		$—	$420,000
John B. Connally III, Chairman of the Board *	2017	$420,000		$		$		$		$420,000
James Askew, former CEO	2016	$420,000	$59,000		$—		$—		$—	$479,000

*	Mr. Mayell’s and Mr. Connally’s salaries for 2017 have not been paid, but were accrued during the year.

Employment and Consulting Arrangements; Employees and Consultants

The Company entered into an employment agreement with Mr. Mayell in January 2017 that terminates on December 31, 2020. Upon December 31 of each calendar year, the term shall be extended for one additional year, provided that neither the Company nor Mr. Mayell notify the other on or prior to 90 days before the applicable December 31st date that either party does not intend to extend this agreement. The Company shall pay to Mr. Mayell a base salary of $420,000 per annum and Mr. Mayell shall be entitled to standard and customary benefits. Mr. Mayell has agreed to standard non-disclosure and non-competition provisions. Upon termination of Mr. Mayell by the Company other than for cause, Mr. Mayell is entitled to receive three years of his then compensation as severance. In March 2017, the due dates of the compensation payments were extended to the end of the term. In April 2018, the Company granted Mr. Mayell the right to convert up to $560,000 of accrued salary into up to 28,000,000 shares of Common Stock.

The Company entered into an employment agreement with John B. Connally III in January 2017 to serve as chairman of the board that terminates on December 31, 2020. Upon December 31 of each calendar year, the term shall be extended for one additional year, provided that neither the Company nor Mr. Connally notify the other on or prior to 90 days before the applicable December 31st date that either party does not intend to extend this agreement. The Company shall pay to Mr. Connally a base salary of $420,000 per annum, issued him 65.1 million shares, and Mr. Connally shall be entitled to standard and customary benefits. Mr. Connally has agreed to standard non-disclosure provisions. Upon termination of Mr. Connally by the Company other than for cause, Mr. Connally is entitled to receive three years of his then compensation as severance. In March 2017, the due dates of the compensation payments were extended to the end of the term. In April 2018, the Company granted Mr. Connally the right to convert up to $550,000 of accrued salary into up to 27,500,000 shares of Common Stock.

Mr. Askew resigned as an executive officer and director of Texas South in January 2017 and entered into a consulting agreement with the Company that terminates on December 31, 2020, and such term shall be extended for an additional one-year period upon December 31 of each calendar year, provided that neither the Company nor consultant notify the other on or prior to 90 days before the applicable December 31st that either party does not intend to extend this agreement. The Company shall pay to Mr. Askew $35,000 net per month and issued Mr. Askew 27 million shares of Company common stock. Upon termination of Mr. Askew by the Company other than for cause, Mr. Askew is entitled to receive three years of his then consulting compensation as severance. In July 2018, the Company granted Mr. Askew the right to convert up to $525,000 of accrued consulting fees into up to 26,250,000 shares of Common Stock.

In January 2017, the Company entered into a two-year agreement with Ernest Miller to provide financial consulting services to the Company for up to 20 hours per month pursuant to which the Company paid Mr. Miller 5 million shares of Company common stock.

Mr. Gunderson, Ms. Alexander and Mr. Goldstein are key employees in the roles set forth below.

Mr. Gunderson, land manager, has held land positions with public and independent producers including Chevron, Murphy, Cities, Ladd and Meridian Resources. Mr. Gunderson has been with Sydson since 2009. Mr. Gunderson received a BBA degree in petroleum land management from the University of Oklahoma.

Mrs. Alexander, controller, began her career in accounting with Arthur Andersen before moving into corporate accounting in 1985. She later opened her consulting practice focusing on the healthcare and oil and gas industries and has been Sydson’s lead accountant since 2010. Mrs. Alexander received her Bachelor in Accountancy degree from the University of Mississippi in 1980.

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Mr. Goldstein, geologist, has served as a consultant to Sydson for over 10 years and has over 40 years of experience in Gulf Coast geology interpretation. Mr. Goldstein has served as a geologist with Amerada Hess, Houston Oil and Minerals and Meridian Resources. Mr. Goldstein received his Bachelor of Arts – Geology degree from Rutgers University and received his Master’s degree in Geology from Florida State University.

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executive officers during the twelve months ended December 31, 2017.

Outstanding Equity Awards at Year End

No unexercised options or warrants were held by any of our named executive officers at December 31, 2017.

Compensation Policies and Practices as they Relate to the Company’s Risk Management

We conducted a review of our compensation policies and procedures as they relate to an overall risk management policy. We have concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

CERTAIN RELATIONSHIP AND RELATED PARTY TRANSACTIONS

The Company entered into employment agreements with Messrs. Mayell and Connally, and a consulting agreement with Mr. Askew, and these individuals received compensation, as disclosed in “Executive Compensation.”

In December 2016, the Company paid Mr. Askew a bonus of $9,000 cash. In November and December 2016, Mr. Askew was paid $105,000 in compensation pursuant to his employment agreement for the months of November 2016 through January 2017.

In November and December 2016, the Company paid aggregate bonuses to Mr. Connally in the amount of $144,000 and consulting fees of $20,000. Mr. Connally was paid aggregate consulting fees of $120,000 per year for fiscal years 2015 and 2016 and a bonus of $5,000 during fiscal year 2016. During 2017 the Company reimbursed Mr. Connally approximately $100,000 for expenses incurred on behalf of the Company.

During the year ended December 31, 2016, the Company’s former chief executive officer and sole director James Askew paid numerous vendors on behalf of the Company. The Company accrued the amount owed to Mr. Askew and as of December 31, 2017 and 2016 this balance was zero since he had been reimbursed for all amounts owed.

Under the terms of our oil and gas participation agreement with Delek Group, Ltd. (“Delek”), the parties have committed to initially drill two of the Company’s prospects in Phase I (the “Initial Phase”) with Delek having the option to participate in two additional two-well drilling phases and a final, three-well drilling phase (collectively, the “Phases”). In each Phase, Delek will earn a 75% working interest upon paying 90% of the exploratory costs associated with drilling each exploratory well. The Company will thus retain a 5% working interest while paying 2% of the exploratory costs associated with drilling each well. In addition, Delek is obligated to pay the Company $405,000 upon the filing of each exploration plan with BOEM and/or BSEE on a prospect in each Phase. During March 2018 Delek made its first payment of $405,000 to the Company as the initial plan was filed. Delek made a second payment of $405,000 to the Company during May 2018. Also, each party will be responsible for its pro rata share (based on working interest) of delay rentals associated with the prospects. GulfSlope Energy, Inc. (“GulfSlope”) will be the operator during exploratory drilling of a prospect, however, subsequent to a commercial discovery, Delek will have the right to become the operator. Delek will have the right to terminate our participation agreement at the conclusion of any drilling Phase. Delek will also earn the right to purchase up to 5% of the Company’s common stock upon fulfilling its obligation for each Phase (maximum of 20% in the aggregate) at a price per share equal to a 10% discount to the 30-day weighted average closing price for the Company’s common stock preceding the acquisition. This right will expire on January 8, 2020. The Company has not recorded any cost associated with the option due to the future performance obligation of Delek, as to date the obligations under Phase I have not been satisfied. Accordingly, as of the date hereof, Delek is not a beneficial and owner of record of Company Common Stock. If Delek meets the obligation and exercises its option the Company will record the option value at that time as an increase to oil and gas properties. At June 30, 2018, the potential value of issuing 20% of our outstanding stock is approximately $6,000,000.

In connection with the Company’s January 2017 asset acquisition transaction with Sydson Energy, Inc., an affiliate of Mr. Mayell (“Sydson”), the Company acquired a 75% working interest in the Wilinda prospect, with Sydson retaining a 25% working interest.  The Company is in the process of farming out its 75% working interest in Wilinda, and Sydson is also farming down its interest on a pro-rata basis.  The Company and Sydson expect to farm-out an aggregate of up to 66.67% of the Wilinda working interest to investors, with the goal of the Company ultimately retaining a 25% working interest and Sydson a 8.33% working interest.  In connection with the farm-out, the investors will also be required to purchase up to 33,333,350 shares of Company common for a purchase price of up to $666,667, or $0.02 per share. To date, the Company and Sydson have farmed down an aggregate of 55.5% working interests in Wilinda, and the Company has sold 27,750,000 shares of Common Stock for $555,000. None of the cash proceeds were paid to Sydson, and the Company has issued Sydson an unsecured demand promissory note in the amount of up to $166,667 (for its pro-rata share of the cash proceeds to be received by the Company) that is convertible into Company common stock at a price of $0.02 per share.

Members of the Company’s legal counsel, Thomas C. Pritchard, P.C., own an aggregate of 4.5 million shares of common stock, issued for nominal consideration.

The Company doesn’t have a formal policy for rendering, approving or ratifying related party transactions.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S AUDIT FEES AND SERVICES

The following is a summary of the fees billed to us by our principal accountants, LBB & Associates Ltd., LLP, during the years ended December 31, 2017 and 2016.

	2017	2016

Total audit fees	$65,250	$67,950

Audit Fees - Consists of fees for professional services rendered by our principal accountants for the audit of our annual financial statements and review of the financial statements included in our Forms 10-Q or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

Audit-related Fees - Consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees.”

Tax Fees - Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.

All Other Fees - Consists of fees for products and services provided by our principal accountants, other than the services reported under “Audit fees,” “Audit-related fees,” and “Tax fees” above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

As we have not adopted an audit committee, there is no audit committee policy in this regard. All services rendered by our principal accountant are performed pursuant to a written engagement letter between us and the principal accountant.

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PRINCIPAL STOCKHOLDERS

Principal Stockholders

The following table sets forth the number and percentage of outstanding shares of common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the named executive officers as defined in Item 402 of Regulation S-K; and (d) all current directors and executive officers, as a group as of July 27, 2018. As of July 27, 2018, there were 923,630,943 shares of common stock deemed issued and outstanding.

Unless otherwise stated, beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or group of persons, the number of shares beneficially owned by such person or group of persons is deemed to include the number of shares beneficially owned by such person or the members of such group by reason of such acquisition rights, and the total number of shares outstanding is also deemed to include such shares (but not shares subject to similar acquisition rights held by any other person or group) for purposes of that calculation. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The address for each of the beneficial owners is the Company’s address, except footnoted below.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Class Beneficially Owned

Named Executive Officers and Directors:
Michael J. Mayell	177,975,000	(1)	17.8%
John B. Connally III	73,500,000	(2)	7.7%
All directors & executive officers as a group (2 persons)	251,475,000	(3)	24.5%
5% or Greater Shareholders

Desertaire Enterprises, LP(4)	67,500,000	(5)	7.3%

James M. Askew	127,250,000	(6)	13.4%

(1)	Comprised of (i) 101,500,000 shares of common stock issued and outstanding, and (ii) 76,475,000 shares of common stock issuable upon conversion of outstanding indebtedness.
(2)	Includes 27,500,000 shares underlying a conversion right.
(3)	Includes 103,975,000 shares underlying derivative securities.
(4)	Address is 3 Strawberry Canyon, The Woodlands, TX 77382.
(5)	Comprised of (i) 57,500,000 shares of common stock issued and outstanding, and (ii) 2,500,000 shares of common stock issuable upon conversion of outstanding indebtedness.
(6)	Includes 26,250,000 shares underlying a conversion right.

Description of Capital Stock

We are authorized to issue 1,350,000,000 shares of common stock, par value $0.001, of which 923,630,943 shares are issued and outstanding as of July 27, 2018. We are also authorized to issue 50,000,000 shares of blank check preferred stock, none of which have been issued as of July 27, 2018. As of the Record Date, there are outstanding derivative securities entitling the holders to purchase up to 132,725,000 shares of Company Common Stock at a purchase price of $0.02 per share. This does not give effect to any right Delek may earn in the future.

Common Stock

The holders of common stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders. The holders of common stock have the sole right to vote, except as otherwise provided by law or by our articles of incorporation, including provisions governing any preferred stock. The common stock does not have any cumulative voting, preemptive, subscription or conversion rights. Election of directors requires the affirmative vote of a plurality of shares represented at a meeting, and other general stockholder action requires the affirmative vote of a majority of shares represented at a meeting in which a quorum is represented. The outstanding shares of common stock are validly issued, fully paid and non-assessable.

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Subject to the rights of any outstanding shares of preferred stock, the holders of common stock are entitled to receive dividends, if declared by our board of directors, out of funds legally available. In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment or provision for all liabilities and any preferential liquidation rights of any preferred stock then outstanding.

The authorized but unissued shares of our common stock are available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including future public offering to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock may enable our Board to issue shares of stock to persons friendly to existing management, which may deter or frustrate a takeover of the Company.

Preferred Stock

We are authorized to issue 50 million shares of “blank check” preferred stock, none of which are issued and outstanding. We have no present plans for the issuance thereof. Our board of directors has the authority, without action by our stockholders, to designate and issue preferred stock in one or more series. Our board of directors may also designate the rights, preferences, and privileges of each series of preferred stock, any or all of which may be greater than the rights of the common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the common stock until the board of directors determines the specific rights of the holders of the preferred stock. However, these effects might include:

●	restricting dividends on the common stock;

●	diluting the voting power of the common stock;

●	impairing the liquidation rights of the common stock; and

●	delaying or preventing a change in control without further action by the stockholders.

Indemnification of Directors and Officers

Section 718.7502 of the NRS provides, in general, that a corporation incorporated under the laws of the State of Nevada, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person (a) is not liable pursuant to Section 73.138 of the NRS, and (b) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Nevada corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person (a) is not liable pursuant to Section 73.138 of the NRS, and (b) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation.

Our Articles of Incorporation and Bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the NRS, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. In addition, our director and officer indemnification agreements with each of our directors and officers provide, among other things, for the indemnification to the fullest extent permitted or required by Nevada law. Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification. We are also permitted to maintain insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the NRS would permit indemnification.

Anti-Takeover Effect of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders of record from engaging in various “combination” transactions with any “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination (or the transaction by which such person becomes an “interested stockholder”) in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Furthermore, in the absence of prior approval, certain restrictions may apply even after such two-year period.

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A “combination” is defined to include (i) mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation and (ii) the issuance or transfer, in one transaction or a series of transactions, of any shares that have an aggregate market value equal to 5 percent or more of the aggregate market value of all the outstanding voting shares to the interested stockholder or any affiliate or associate of the interested stockholder except under the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all stockholders of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation’s voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

We do not have 200 shareholders of record and, accordingly, are not subject to these provisions of the Nevada law.

Control Share Acquisitions

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation’s stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation’s disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.

Our Articles of Incorporation state that we have elected not to be governed by the “control share” provisions, therefore, they currently do not apply to us.

Transfer Agent

The transfer agent and registrar for our common stock is Island Stock Transfer, whose address is 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760.

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STOCKHOLDERS PROPOSALS FOR 2019

Under the SEC’s proxy rules, shareholder proposals that meet specified conditions must be included in our proxy statement and proxy for the 2019 annual meeting. Under Exchange Act Rules 14a-5(e) and 14a-8(e), shareholders that intend to present a proposal at our 2019 annual meeting must give us written notice of the proposal not later than January 31, 2019 for the proposal to be considered for inclusion in our proxy materials for that meeting. Our timely receipt of a proposal by a qualified shareholder will not guarantee the proposal’s inclusion in our proxy materials or presentation at the 2019 annual meeting, because there are other requirements in the proxy rules. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements of the SEC’s proxy rules, state law, and our bylaws.

OTHER MATTERS

The Board knows of no other business that will be presented for consideration at the Annual Meeting

Incorporation by Reference

This Proxy Statement incorporates by reference the following documents that we have previously filed with the SEC. They contain important information about the Company and its financial condition.

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (filed with the SEC on March 28, 2018);

●	Quarterly Reports on Form 10-Q for the quarters ending March 31, 2018 (filed with the SEC on May 14, 2018) and June 30, 2018 (filed with the SEC on August 14, 2018);

We also incorporate by reference any additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this Proxy Statement and the date of the Meeting. Notwithstanding the foregoing, information furnished under Item 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by sending a request to 4550 Post Oak Place Dr., Suite 300, Houston, Texas 77027 or from the SEC through the SEC website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

Delivery of Documents to Stockholders Sharing an Address

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, information statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of this document to you if you call or write us at the following address or phone number: 4550 Post Oak Place Dr., Suite 300, Houston, Texas 77027, (713) 820-6300. If you want to receive separate copies of our proxy statements, information statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Where you can Find Additional Information.

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549-0213. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company’s filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Office of Investor Education and Advocacy of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. We maintain a website at http://www.texasouth.com. You may access our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to the SEC.

By Order of the Board of Directors,

/s/ Michael J. Mayell

Michael J. Mayell

Chief Executive Officer

August 15, 2018

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APPENDIX A

Texas South Energy, Inc.

2018 Omnibus Incentive Plan

Effective July 27, 2018

A-1

Texas South Energy, Inc.

2018 Omnibus Incentive Plan

ARTICLE I - PLAN

1.1        Purpose. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2        Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act as and when such provisions become applicable to the Company, if such compliance is possible. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void to the extent permitted by law or if deemed advisable by the Committee, as determined in the sole discretion of the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3        Effective Date of Plan. The Plan shall be effective July 27, 2018 (the “Effective Date”). No Award shall be granted pursuant to the Plan more than ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1        “Affiliate” means any subsidiary corporation. The term “subsidiary corporation” means any corporation (other than the Company) or other entity in an unbroken chain of corporations or other entities beginning with the Company if, at the time of the action or transaction, each of the corporations or other entities other than the last corporation or other entity in the unbroken chain owns a controlling interest in one of the other corporations or other entities in the chain. For this purpose, controlling interest has the meaning provided in Final Treasury Regulation 1.409A-1(b)(5)(iii)(E)(1).

2.2        “Award” means each of the following granted under this Plan – Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award, Performance Stock Award or Stock Award.

2.3        “Board of Directors” means the board of directors of the Company.

2.4        “Code” means the Internal Revenue Code of 1986, as amended.

2.5        “Committee” means the Compensation Committee of the Board of Directors, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.

2.6        “Company” means Texas South Energy, Inc., a Nevada corporation.

2.7        “Consultant” means any person (other than an Employee), including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8        “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, irrespective of whether such individuals are Employees, of the Company or an Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.9        “Employee” means a common law employee of the Company or any Affiliate.

2.10      “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated or other quotation system on which transactions in Stock are principally reported; or (c) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith in accordance with Code Section 409A and the guidance promulgated thereunder.

A-2

2.11        “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and which is intended to satisfy the requirements of Section 422 of the Code.

2.12        “Non-Employee Directors” means that term as defined in Rule 16b-3 under the 1934 Act.

2.13        “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14        “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15        “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16        “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17        “Plan” means this Texas South Energy, Inc. 2018 Omnibus Incentive Plan, as set out in this document and as it may be amended from time to time.

2.18        “Plan Year” means the Company’s fiscal year.

2.19        “Performance Stock Award” means an award denominated in shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

2.20        “Restricted Stock” or “Restricted Stock Award” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.21        “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

2.22         “Restricted Stock Award” means an Award of Restricted Stock.

2.23        “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.24        “Stock” means the common stock of the Company, $0.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.25        “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.26         “Stock Award” means an Award of Stock to an Eligible Person.

2.27        “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, as determined for purposes of Code Sections 422 and 424.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time.

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ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

4.1        Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

4.2        Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 100,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of Stock available for issuance under the Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the Plan. Subject to adjustment as provided in Section 4.5, the maximum number of shares that may be covered by Options or SARs (other than a substitution Award granted pursuant to Section 5.14) issued to an Eligible Person in any calendar year shall not exceed 10,000,000 shares.

4.3        Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, or (with respect to Awards other than Incentive Options) pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder), and shall be exercisable, during the Eligible Person’s lifetime, only by him or a transferee permitted by this Section 4. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

4.4        Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5        Changes in the Company’s Capital Structure.

(a)        The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; (b) the applicable share limits under Article VII and the number and class of shares of Stock then reserved to be issued under the Plan, shall each be adjusted by substituting for the total number and class of shares of Stock at issue that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

(b)        If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i)       Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or parent thereof. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

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(ii)        All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) either (x) the Company shall pay in cash to each holder of an Option the excess (if any) of the value of the consideration received per share of Stock in the Corporate Transaction over the exercise price per share of the Option (multiplied by the number of shares of Stock then subject to the Option), which amount may be paid immediately upon the closing of the Corporate Transaction or may be paid subject to the same terms and conditions (such as escrows, holdbacks, or earnouts) as is the consideration payable to the holders of Stock (provided that any such cash payment or payments shall comply with the rules of Final Treasury Regulation Section 1.409A-3(i)(5)(iv)), or (y) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

(c)        After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(d)        In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(e)        The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6       Election under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

4.7        Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of electronic or other form of book-entry.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1        Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

5.2        Option Exercise Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted; provided, however, that in the event that shares of Stock subject to a Nonqualified Option are or may by the terms of the Option become purchasable at a price that is less than the Fair Market Value of the shares of Stock on the date the Option is granted, such Option shall be subject to the provisions of Section 5.17 below and shall be intended to comply with (as opposed to be exempt from) the requirements of Section 409A of the Code.

5.3        Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4        Amount Exercisable -- Incentive Options. Subject to the provisions of Section 5.17, each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

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5.5        Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

(a)        cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(b)        stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

(c)        an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

(d)         an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

(e)        any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition. Notwithstanding the foregoing, to the extent approved by the Committee, an Eligible Person may choose to deliver shares of Stock to the Company via any reasonable attestation process meeting the requirements of the Code and other applicable law.

5.6       Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7       Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8        Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

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5.9        Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10       Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without Cause (defined below), other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time. Notwithstanding anything contained herein, no Option or SAR may be exercised after termination of employment for any reason (whether by death, disability, retirement or otherwise) if it has not vested as at the date of termination of employment. Cause shall mean any of the following: (A) conviction of a crime (including conviction on a nolo contendere plea) involving a felony or dishonesty, or moral turpitude; (B) deliberate and continual refusal to perform employment duties reasonably requested by the Company or an affiliate after thirty (30) days’ written notice by certified mail of such failure to perform, specifying that the failure constitutes cause (other than as a result of vacation, sickness, illness or injury); (C) fraud or embezzlement as determined by an independent certified public accountant firm; or (D) gross misconduct or gross negligence in connection with the business of the Company or an affiliate which has substantial effect on the Company or the affiliate.

5.11        Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12        Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13        Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14       Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. Any substitute Options granted pursuant to this paragraph shall meet the requirements set forth in Final Treasury Regulation Sections 1.424-1 and 1.409A-1(b)(5)(v)(D), as applicable.

5.15        Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

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Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16     No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

5.17      Options Subject to Code Section 409A. Notwithstanding anything to the contrary herein, Options granted under this Article V that are intended to provide for the deferral of compensation and to be subject to the requirements of Code Section 409A shall contain such terms and conditions (including, by example and not by way of limitation, fixed exercise dates) as may be necessary or desirable for the Option to comply with the requirements of Code Section 409A.

ARTICLE VI - AWARDS

6.1       Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2       Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a)        a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

(b)        a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

(c)        a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate; and

(d)        unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3        Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

“The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Texas South Energy, Inc. 2018 Omnibus Incentive Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4        Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

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6.5      Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6        Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

6.7        Award of Stock. The Committee may award shares of Stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The Stock may be subject to purchase at, above or below the Fair Market Value on the date of grant (or for no amount at all). The designation of a Stock Award shall be made by the Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1        Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as is permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met; provided, however, that no individual may receive Performance Stock Awards in any calendar year covering more than 10,000,000 shares of Stock. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2        Performance Goals. Performance goals determined by the Committee shall be established in writing prior to the beginning of the period for which performance is measured (or within such period as is permitted by IRS regulations) based on one or more of the following criteria: specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders’ equity.

7.3        Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other key Employees of the Company and its Affiliates as may be designated by the Committee.

7.4        Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

ARTICLE VIII - ADMINISTRATION

The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a)        determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b)        determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c)        determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d)        accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

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(e)        define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f)         prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g)        make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

The Committee may, from time to time, delegate to specified officers of the Company or other committees of the Board of Directors (including Board committees of one) the power and authority to grant or document Awards under the Plan to specified groups of Eligible Persons, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine; provided, however, that to the extent possible the Committee shall attempt to comply with the provisions of the exemption provided under Rule 16b-3 of the Exchange Act and not cause any award to fail to be “performance-based” compensation for purposes of Code Section 162(m). To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the person to whom the Committee has delegated the power and authority to make such determination.

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

Except as specifically provided otherwise, the Board of Directors may at any time terminate, and from time to time may amend or modify this Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

Except as specifically provided otherwise, no such amendment, modification, or termination of the Plan shall affect adversely in any material way any Award previously granted without the written consent of the Eligible Person holding such Award.

ARTICLE X - MISCELLANEOUS

10.1        No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2       No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3        Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

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10.4        Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock or other Award. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered on the date on which the withholding is due. Alternatively, and subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the Eligible Person may elect to have share of Stock withheld or to deliver shares of Stock previously held by the Eligible Person (for six months or such minimum amount of time as may be required by the Committee to avoid adverse accounting consequences), to satisfy the minimum statutory withholding taxes due. The shares of Stock delivered or withheld (i) shall not be subject to any repurchase, forfeiture, vesting or similar requirements, and (ii) shall have an aggregate Fair Market Value not in excess of such minimum withholding obligations, with Fair Market Value determined as of the date on which such withholding is required to be performed. The Company’s obligation to deliver shares upon exercise of any Option or lapse of restrictions on Stock or pursuant to any other Award shall be subject in its entirety to the Eligible Person making arrangements acceptable to the Company to cover all applicable tax withholding. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5        Written Agreement or Course of Conduct. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan. Notwithstanding the foregoing, a written agreement is not required if the Option or Award is granted in the ordinary course of conduct of the business and the Company has sufficient accounting records reflecting the services rendered in connection with the grant.

10.6        Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

10.7       Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

10.8        Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9        Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

10.10      Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

10.11       Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

10.12        Section 409A. Notwithstanding anything in this Plan to the contrary, the Plan and Awards made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code, and both the Plan and all Awards issued hereunder shall be interpreted accordingly. The Committee shall have full power and authority, without the consent of any Eligible Person, to modify in its sole and absolute discretion any outstanding Award or delay the payment of any amounts payable pursuant to an outstanding Award to the minimum extent necessary to meet the requirements of Code Section 409A. Notwithstanding the foregoing, in no event shall the Company have any liability for failure of any Award to satisfy the requirements of Code Section 409A.

10.13        Changes in Accounting or Tax Rules. Except a provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Award shall occur which, in the sole judgment of the Committee, nay have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary and then outstanding Award as to which the applicable services or other restrictions have not been satisfied.

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APPENDIX B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

TEXAS SOUTH Energy, Inc.

Texas South Energy, Inc., a corporation organized and existing under and by virtue of the laws of the State of Nevada (the “Corporation”), does hereby certify as follows:

1.	These Amended and Restated Articles of Incorporation have been duly approved by the Written Consent of the Board of Directors of the Corporation in lieu of a meeting, dated July 27, 2018.

2.	In accordance with the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes, these Amended and Restated Articles were approved and adopted, by the holders of a majority of the Corporation’s issued and outstanding common stock at a duly called meeting held on September 6, 2018.

3.	The Articles of Incorporation of the Corporation heretofore amended and/or supplemented are hereby restated, integrated and further amended to read in its entirety as follows:

ARTICLE I

Name. The name of the corporation is “Texas South Energy, Inc.” (hereinafter, the “Corporation”).

ARTICLE II

Period of Duration. The period of duration of the Corporation is perpetual.

ARTICLE III

Purposes and Powers. The purpose for which the Corporation is organized is to engage in any and all lawful business.

ARTICLE IV

Common Capitalization. The Corporation shall have the authority to issue 1,500,000,000 shares of common voting stock having a par value of $0.001 per share. All common voting stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

Preferred Capitalization. The Corporation shall have the authority to issue 50,000,000 shares of blank check preferred stock par value $0.001 per share (“Preferred Stock”). Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

ARTICLE V

Directors. The Corporation shall be governed by a Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of the Corporation, providing that the number of directors shall not be reduced to fewer than one (1) director.

ARTICLE VI

Control Share Acquisitions. The provisions of NRS 78.378 to 78.3793, inclusive, are not applicable to the Corporation.

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ARTICLE VII

Written Consent to Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

ARTICLE VIII

Indemnification of Directors and Executive Officers. To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.

Limitation of Liability for Directors and Executive Officers. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director if he (i) is not liable under NRS 78.138, or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the NRS, or any other applicable law, is amended to authorize Corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, or any other applicable law, as so amended. Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE IX

Combinations with Interested Stockholders. The provisions of NRS 78.411 through 78.444, inclusive, are not applicable to the Corporation.

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Appendix B-1

AMENDMENT REGARDING ELIMINATION OF THE APPLICABILITY OF NRS PROVISIONS 78.411 TO 78.444, INCLUSIVE, COMBINATIONS WITH INTERESTED PARTIES (PROPOSAL 5)

If Proposal 5 is approved, but not Proposal 4, we will file an amendment to our articles of incorporation to add and include Article IX of the articles of incorporation of the Company, as follows:

ARTICLE IX

Combinations with Interested Stockholders. The provisions of NRS 78.411 through 78.444, inclusive, are not applicable to the Corporation.

Appendix B-2

AMENDMENT TO INCREASE THE AUTHORIZED COMMON STOCK (PROPOSAL 6)

If Proposal 6 is approved, but not Proposal 4, Article IV of the articles of incorporation of the Company will be amended and restated, and filed as an amendment to our current articles of incorporation, as follows:

ARTICLE IV

Common Capitalization. The Corporation shall have the authority to issue 1,500,000,000 shares of common voting stock having a par value of $0.001 per share. All common voting stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

Preferred Capitalization. The Corporation shall have the authority to issue 50,000,000 shares of blank check preferred stock par value $0.001 per share (“Preferred Stock”). Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

Appendix B-3

AMENDED AND RESTATED CHARTER WITHOUT THE APPROVAL OF PROPOSAL 5 AND 6

If Proposal 4 is approved, but not Proposals 5 and 6, the Amended and Restated Charter will be as follows:

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

TEXAS SOUTH Energy, Inc.

Texas South Energy, Inc., a corporation organized and existing under and by virtue of the laws of the State of Nevada (the “Corporation”), does hereby certify as follows:

1.	These Amended and Restated Articles of Incorporation have been duly approved by the Written Consent of the Board of Directors of the Corporation in lieu of a meeting, dated July 27, 2018.

2.	In accordance with the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes, these Amended and Restated Articles were approved and adopted, by the holders of a majority of the Corporation’s issued and outstanding common stock at a duly called meeting held on September 6, 2018.

3.	The Articles of Incorporation of the Corporation heretofore amended and/or supplemented are hereby restated, integrated and further amended to read in its entirety as follows:

ARTICLE I

Name. The name of the corporation is “Texas South Energy, Inc.” (hereinafter, the “Corporation”).

ARTICLE II

Period of Duration. The period of duration of the Corporation is perpetual.

ARTICLE III

Purposes and Powers. The purpose for which the Corporation is organized is to engage in any and all lawful business.

ARTICLE IV

Common Capitalization. The Corporation shall have the authority to issue 1,350,000,000 shares of common voting stock having a par value of $0.001 per share. All common voting stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

Preferred Capitalization. The Corporation shall have the authority to issue 50,000,000 shares of blank check preferred stock par value $0.001 per share (“Preferred Stock”). Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

ARTICLE V

Directors. The Corporation shall be governed by a Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of the Corporation, providing that the number of directors shall not be reduced to fewer than one (1) director.

ARTICLE VI

Control Share Acquisitions. The provisions of NRS 78.378 to 78.3793, inclusive, are not applicable to the Corporation.

ARTICLE VII

Written Consent to Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

ARTICLE VIII

Indemnification of Directors and Executive Officers. To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.

Limitation of Liability for Directors and Executive Officers. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director if he (i) is not liable under NRS 78.138, or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the NRS, or any other applicable law, is amended to authorize Corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, or any other applicable law, as so amended. Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

PROXY

TEXAS SOUTH ENERGY, INC.

ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 6, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Texas South Energy, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and appoints Michael J. Mayell with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of Common Stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to the held at 10:00 A.M., Central Time, September 6, 2018, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

●	“FOR” PROPOSAL 1 TO ELECT TWO DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS
●	“FOR” PROPOSAL 2 TO CONSIDER AND ADOPT THE COMPANY’S 2018 OMNIBUS INCENTIVE PLAN
●	“FOR” PROPOSAL 3 TO RATIFY LBB & ASSOCIATES, LTD., LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018
●	“FOR” PROPOSAL 4 TO CONSIDER AND ADOPT AN AMENDED AND RESTATED ARTICLES OF INCORPORATION
●	“FOR” PROPOSAL 5 TO CONSIDER AND ADOPT AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO ELIMINATE THE APPLICABILITY OF NEVADA REVISED STATUTES PROVISIONS 78.411 TO 78.444, INCLUSIVE, COMBINATIONS WITH INTERESTED STOCKHOLDERS
●	“FOR” PROPOSAL 6 TO CONSIDER AND ADOPT AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 1,350,000,000 TO 1,500,000,000
●	AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON

(1)	ELECTION OF TWO DIRECTORS

	Michael J. Mayell	☐ FOR	☐ AGAINST	☐ ABSTAIN

	John B. Connally III	☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)	ADOPT THE COMPANY’S 2018 OMNIBUS INCENTIVE PLAN

	☐	FOR	☐ AGAINST	☐ ABSTAIN

(3)	RATIFICATION OF LBB & ASSOCIATES, LTD., LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

	☐	FOR	☐ AGAINST	☐ ABSTAIN

(4)	ADOPT AN AMENDED AND RESTATED ARTICLES OF INCORPORATION

	☐	FOR	☐ AGAINST	☐ ABSTAIN

(5)	ADOPT AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO ELIMINATE THE APPLICABILITY OF NEVADA REVISED STATUTES PROVISIONS 78.411 TO 78.444, INCLUSIVE, COMBINATIONS WITH INTERESTED STOCKHOLDERS

	☐	FOR	☐ AGAINST	☐ ABSTAIN

(6)	ADOPT AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 1,350,000,000 TO 1,500,000,000

	☐	FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

[Signature page follows]

Dated: ______________________, 2018

Signature:

Signature if held jointly:

(Please sign exactly using the name(s) in which the stock is titled. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

To be represented at the Annual Meeting, this proxy form must be received at the office of the Company’s transfer agent, Island Stock Transfer, by email, mail or facsimile voting no later than September 6, 2018 at 8:00 a.m. (Central Standard Time) or may be accepted by the Chairman of the Annual Meeting prior to the commencement of the Annual Meeting. The voting instructions are:

PLEASE MARK, SIGN AND DATE YOUR PROXY CARD AND SEND IT TO THE COMPANY’S TRANSFER AGENT, ATTN: ANNA KOTLOVA, BY ONE OF THE FOLLOWING METHODS:

EMAIL:	akotlova@islandstocktransfer.com

FASCIMILE:	(727) 289-0069

MAIL:	Island Stock Transfer

Attn: Anna Kotlova

15500 Roosevelt Blvd., Ste 301

Clearwater, FL 33760

YOU CAN VOTE ONLINE BY:

Go online to www.proxyandprinting.com and click on “Vote Your Proxy” which can be found on the proxy card included with this Proxy.

If you vote by Internet, please do not send your proxy card.

Should you have any questions, or need additional assistance with voting, contact Island Stock Transfer at akotlova@islandstocktransfer.com or call (727) 289-0010, ext. 239 (9:00-4:30 EST).